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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



                        Date of Report: April 22, 1998


                            IMAGEMATRIX CORPORATION
                            -----------------------
            (Exact name of registrant as specified in its charter)



         Colorado                     0-12471              84-1313108
----------------------------      ----------------      -------------------
(State or other jurisdiction      (Commission File       I.R.S. Employer
     of incorporation)                Number)           Identification No.)


                        400 S. Colorado Blvd., Ste. 500
                            Denver, Colorado 80246
                            ----------------------
         (Address, including zip code, of principal executive offices)


                                (303) 399-3700
                                --------------
                        (Registrant's telephone number,
                             including area code)
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On April 22, 1998, ImageMatrix Corporation (the "Registrant") engaged the accounting firm of Hein + Associates LLP ("Hein") as its principal independent accountants to audit the Registrant's financial statements for its fiscal year ending December 31, 1998. The appointment of new independent accountants was approved by the Audit Committee and Board of Directors of the Registrant. The Company dismissed its former independent accountants, Ernst & Young LLP, effective with the appointment of Hein.

     Prior to the appointment of Hein, management of the Registrant had not consulted with Hein regarding accounting issues.

     During the two most recent fiscal years ended December 31, 1997 and 1996, and the interim period subsequent to December 31, 1997, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, except that in connection with the audit of the Registrant's year ended December 31, 1997, Ernst & Young LLP informed the Registrant's Audit Committee in a meeting on April 8, 1998 that it believed the financial statements for the quarter ended September 30, 1997, included in the Registrant's Form 10-QSB for the quarter ended September 30, 1997, should be restated for the contract adjustment reported in Note 8 of the Registrant's annual financial statements for the year ended December 31, 1997 included in the Registrant's Form 10-KSB filed April 15, 1998.

     The Registrant believes the disclosures contained in its Form 10-KSB adequately describe the effect of the contract adjustment on the September 30, 1997 financial statements and intends to restate these financial statements in connection with the filing of the Registrant's Form 10-QSB for the quarter ended September 30, 1998.

     Ernst & Young LLP's reports on the financial statements for the past two years have contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles except for an explanatory paragraph in their report dated March 25, 1998 and February 18, 1997 (except as to Note 8, dated April 14, 1997) regarding doubt about the Registrant's ability to continue as a going concern contained in the financial statements for the years ended December 31, 1997 and 1996.

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          The Registrant has provided Ernst & Young LLP with a copy of this disclosure and requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission ("Commission") stating whether it agrees with the above statements. (A copy of the Ernst & Young LLP letter addressed to the Commission is filed as Exhibit 16.1 to this Form 8-K.)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

          Exhibit No.         Description
          -----------         -----------
          16.1                Letter of Ernst & Young LLP dated April 27, 1998

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     DATED, this 27th day of April, 1998.


                                            IMAGEMATRIX CORPORATION


                                            By:  /s/ Dennis C. Hefter
                                                ---------------------
                                                Dennis C. Hefter
                                                President

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